Risk Management	12 Months Ended
Dec. 31, 2017
Risk Management
Risk Management

42.   Risk Management:

(1)   Introduction

The Bank’s risk management focuses on the specialization, knowledge and experience of its teams, which allows professionals to be dedicated to specific risk areas. Our policy is to maintain an integrated vision of risk management, focused on future developments and the current and projected economic environment, and driven by the measurement of the risk-return ratio of all products, offered by both the Bank and its subsidiaries.

Our credit policies and processes acknowledge the particularities of each market and segment, thus affording specialized treatment to each one of them. The integrated information prepared for risk analysis is key to developing our strategic plan, with objectives that  include: (i) determining the desired risk level for each business line; (ii) aligning all strategies with the established risk level; (iii) communicating desired risk levels to Bank’s commercial areas; (iv) developing models, processes and tools for evaluating, measuring and controlling risk throughout the different business lines and areas; (v) informing the Board of Directors about risks and their evolution; and (vi) proposing action plans to address important deviations in risk indicators and enforcing compliance of applicable standards and regulations.

(a)   Risk Management Structure

Credit and Market Risk Management, are present at all levels of the Organization, with a structure that recognizes the relevance of the different risk areas that exist.  The current levels are:

(i)   Board of Directors

The Board of Directors is responsible for the establishment and monitoring of the Bank’s risk management structure.  Due to the above, it is permanently informed regarding the evolution of the different risk areas, participating through its Finance and Financial Risk Committee, Credit Committee, Portfolio Risk Committee and Senior Operational Risk Committee, which check the status of credit, market and operating risks.  In addition, it actively participates in each of them, informed of the status of the portfolio and participating in the strategic definitions that impact the quality of the portfolio.

Risk management policies are established in order to identify and analyze the risks faced by the Bank, to set adequate limits and controls and monitor risks and compliance with limits. The policies and risk management systems are regularly reviewed in order for them to reflect changes in market conditions and the Bank’s activities.  The Bank, through its standards and management procedures intends to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

(ii)   Finance, International and Market Risk Committee

This committee reviews exposures and financial risks. It estimates the impacts on the valuation of operations and/or results of potential adverse trends in the value of market variables or narrow liquidity. It also analyzes estimated results of certain financial positions and estimates the credit exposure of Treasury transactions (derivatives, bonds). It is responsible for designing policies and procedures related to limits and financial exposure alerts, and to ensure the correct and timely measurement, control and reporting of thereof.

The Finance, International and Financial Risk Committee comprises the Chairman, four Directors or Advisors to the Board of Directors, the General Manager, the Manager of the Corporate and Investment Banking Division, the Manager of Corporate Risk Division, the Manager of Treasury Division and the Manager of Financial Risk Area. If deemed appropriate, the committee may invite certain persons to participate, on a permanent or temporary basis, in one or more sessions.

(iii)   Credit Committees

The credit approval process is done mainly through various credit committees, which are composed of qualified professionals and with the necessary attributions to take decisions required.

These committees have different periodicities and are based on the amounts approved and commercial segments. Each committee is responsible for defining the terms and conditions under which the Bank accepts counterparty risks and the Corporate Risk Division participates in them as independent and autonomous trade areas.

Within the Bank’s risk management structure, the ultimate approval authority is the Credit Committee of Directors, which is responsible for knowing, analyzing and resolving all credit operations associated with clients and/or economic groups whose total amount subject to approval is equal to or greater than UF 750,000. It also has to be informed, analyze and resolve all those credit operations that, in accordance with the Bank’s established internal rules, must be approved by this Committee, with the exception of the special powers delegated by the Board of Directors to the Administration. This Committee meets on a weekly basis, is chaired by the Chairman of the Board of Directors and is composed of the Directors, officers and alternates, Advisors to the Board of Directors; General Manager and the Corporate Credit Risk Division Manager.

(iv)   Portfolio Risk Committee

The main function is to know the evolution of the composition, concentration and risk of the loan portfolio of the Bank’s different segments and subsidiaries. The committee approves and proposes the different credit risk policies to the Board of Directors. It is responsible for reviewing, approving and recommending to the Board of Directors, for its final approval, the different portfolio evaluation methodologies and provision models. The committee also to reviews the guidelines and methodological advances for the development of internal models of credit risk, along with monitoring the risk concentration by sectors and segments according to the sectoral limits policy.

The Portfolio Risk Committee meets monthly and is comprised of the Chairman, two Directors, General Manager, Corporate Risk Manager, Commercial Manager, and the Chief of Intelligence Information Area.

(v)   Corporate Credit Risk Division

The Corporate Credit Risk Division has a team with vast experience and knowledge in credit and market matters related to risks, which ensures comprehensive and consolidated management of the same, including the Bank and its subsidiaries.

Regarding the management of credit risk, the Corporate Credit Risk division continuously monitors the portfolio’s credit quality and is responsible for optimizing the risk-return ratio for all customers segment, whether individuals or companies, by managing the diverse phases of admission, follow-up and recovery of credits granted.

(b)   Measurement Methodology

The basic measurements used to determine the credit quality of our portfolio are risk provision levels and portfolio expenses.

The monitoring and control of risks are carried out mainly based on limits established by the Board of Directors. These limits reflect the Bank’s business and market strategy, as well as the level of risk that it is willing to accept, with additional emphasis on the selected industries.

The Bank’s General Manager receives on a daily basis, and the Finance, International and Market Risk Committee on a monthly basis, the evolution of the Bank’s price and liquidity risks status, both according to internal metrics and those imposed by the regulators.

Each year, the Board of Directors is presented with the results of a sufficiency test for allowances for loan loss.  This test shows whether the Bank’s existing level of allowances for loan loss, both for the individual and group portfolios, is sufficient, based on historic losses or impairment experienced by the portfolio.  The Board of Directors must issue a formal opinion on its sufficiency. The sufficiency test of the Chilean GAAP allowance and the related review by the Board of Directors has not resulted in supplementary provisions for our Chilean GAAP allowance, and, consequently, nor for our IFRS allowance. However, we consider similar factors for both our IFRS allowance and our Chilean GAAP allowance.  If necessary we would adjust our IFRS allowance based on the results of the sufficiency test and the Board of Directors review if the underlying reason for the supplemental provision under Chilean GAAP were also an input or model used in our IFRS allowance methodology.

(2)   Credit Risk

Credit risk is the risk of financial loss that the Bank faces if a client or counterparty in a financial instrument does not comply with its contractual obligations, and originates mainly in accounts receivable from clients, investment instruments and financial derivatives.

Credit risk management is the result of a global strategy that combines the environment of the different markets and target segments, along with in-depth knowledge of the portfolio, in order to provide an appropriate response to each client.

It is therefore inherent to the business and its management, to integrate each segment in which the corporation acts, in order to obtain an optimal balance in the relationship between the risks assumed and the returns obtained, thus allocating capital to each line of business always ensuring compliance with the regulations and criteria defined by the Board of Directors, in order to maintain an adequate capital base for possible losses that may arise from credit exposure.

Counterparty limits are established by analyzing financial information, risk classification, nature of the exposure, degree of documentation, guarantees, market conditions, groups and economic sector, among other factors. Additionally, the monitoring process provides an early identification of possible changes in the counterparty’s payment capacity, allowing the Bank to evaluate the potential loss resulting from these risks and take corrective actions.

(a)   Approval Process

In the approval process, depending on the segment (retail, wholesale), different parameters are used to assess the credit quality, payment capacity and financial structure of the customers. The areas that are involved in each approval process are the following:

•	Politics, rules and procedures
•	Specialization and experience level of participant of the credit process
•	Types and depth of technological platforms used
•	Type of model and/or predictive indicators for each segments

It should be noted that credit risk management in both segments is a consolidated process that has an experienced and fully integrated team, with a high level of specialization in loan approval.

Retail Segment

The approval process is carried out in an important part through models for both natural persons with no business line and for the SME segment. These models allow the establishment of acceptable levels of indebtedness, ability to pay and desired exposure, through relevant information for this purpose. These models allow for providing flexible and timely answers to the requirements of our clients.

Wholesale Segment

This segment applies the case-by-case model, which consists of an individual assessment with specialized knowledge that considers, among other variables, the level of risk, deadlines, amounts, products, complexity, financial analysis, guarantees and business perspectives. This process is also supported in most cases by a rating model, which gives greater consistency in the assessment of the client and its economic group, establishing in turn, the level of attributions necessary for the approval of credit risk required.

For the case-by-case evaluation, there are specialized areas in some segments that, by their nature, require expert knowledge (real estate, construction, agriculture, finance, international and ad hoc specialized advisory services). This process is also supported by the development of operational tools specially designed according to the particular characteristics of the businesses and their respective risks.

(b)   Control and Follow up

The Bank has within its organizational structure areas dedicated to monitoring which have developed methodologies and tools for the various segments in which Banco de Chile participates, which, applied systematically, allow for the adequate management of its credit portfolio.

In the retail segment, ongoing monitoring of clients and market trends is carried out, allowing control of the credit risk of the portfolio to be maintained and establishing corrective measures and adjustments necessary to maintain the desired levels of risks. To provide a greater degree of independence and based on the model of the three lines of defense, portfolio monitoring has become the responsibility of the Global Risk Control Division. In this process, different reports are generated that account for the monitoring of the expected loss of the portfolio, the analysis of segments, delinquency and approval standards. Statistical models have also been developed to support the correct credit assessment, which have a close follow-up through back-test analysis and, stability of variables, among others, thus guaranteeing their predictive capacity over time.

In the wholesale segments, among the main centralized monitoring processes is the systematic monitoring of financial alerts, behavioral variables and portfolio classification management. Additionally, there are other follow-up tasks aimed at monitoring compliance with conditions established in the admission and approval stage, such as financial covenant controls, guarantee coverage, among others. For companies that show symptoms of financial and/or credit impairment, action plans are established in coordination with the Risk Admission area and the Commercial area.

(c)   Collection:

The Bank has a specialized area that centralizes collection management for all business segments, with the purpose of focusing and specializing this process according to its particularities and in accordance with current regulations.

For retail segments, direct collection management is carried out through Socofin S.A., a subsidiary of the Bank, which applies differentiated collection strategies by customer segment, delinquency levels and exposure levels.

For the wholesale segments, collection management and action plans are defined and negotiated on a case-by-case basis, according to the client’s particular characteristics. The management and administration of this portfolio is carried out by specialized executives of the Special Assets Management Area.

(d)   Derivative Instruments

Counterparty credit exposures generated by derivative transactions are determined utilizing SBIF and internal models.

Credit exposures under the SBIF framework are computed as follows:

Credit Exposure = Maximum (CMTM, 0) + Factor*Notional

CMTM: Current Mark-to-Market of the transaction

Notional: Transaction notional amount

Factor: Factors suggested by the BIS (Bank for International Settlements) in 1996

The exposures computed following SBIF models are measured daily, and they are used for reporting regulatory ratios and controlling legal limits, by counterparty, during the entire life of the transactions.

Additionally, we generate another metric which is the pre-settlement exposure (PSE at 95% confidence level) under internal models, as follows:

PSE =Maximum (CMTM + CEF*Notional, 0)

CMTM: Current Mark-to-Market of the transaction

Notional: Transaction notional amount

CEF: Credit Exposure Factor, which reflects the peak exposure of the transaction under 95% of confidence level.

The portfolio approach is taken into account when computing exposures under internal models.

This metric calculated under internal models is used for measuring, limiting, controlling and reporting credit exposures by counterparty.

Credit mitigating conditions for derivative transactions, such as thresholds, margin calls, etc. have become popular in the local financial markets. Collateral agreements have been demanded by certain banks for inter-banking transactions but the effective application of netting in the case of bank’s default in Chile is doubtful; in fact, Chilean Banking Law allows the intervention of bank under stress by regulatory entities previous to the execution of the default. Through December 31, 2017, we are not considering credit mitigations for transactions with banks domiciled in Chile. Conversely, netting is possible with nonbanking corporations and there are a few corporate customers that have accepted credit mitigations conditions. In any case, all transactions are documented under a regular Master Agreement, which has been reviewed by the local regulatory entities.

Derivatives transactions closed with counterparts residing abroad (mostly global banks) are documented utilizing ISDA and CSA. Netting and cash collateral above a certain threshold level are the typical credit mitigations in place for this kind of transactions.

(e)   Portfolio Concentration:

The maximum exposure to credit risk, by client or counterparty, without taking into account guarantees or other credit enhancements as of December 31, 2016 and 2017 does not exceed 10% of the Bank’s effective equity.

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2016:

	Chile	United States	Brazil	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	792,398	533,765	11	81,993	1,408,167

Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	482,346	—	—	—	482,346
Other instruments issued in Chile	897,227	—	—	—	897,227
Instruments issued abroad	—	385	—	—	385

Subtotal	1,379,573	385	—	—	1,379,958

Cash collateral on securities borrowed and reverse repurchase agreements	55,703	—	—	—	55,703

Derivative Contracts for Trading Purposes
Forwards	128,404	12,177	—	23,135	163,716
Swaps	462,501	105,408	—	141,182	709,091
Call Options	1,558	—	—	—	1,558
Put Options	1,584	—	—	—	1,584
Futures	—	—	—	—	—
Others	—	—	—	—	—

Subtotal	594,047	117,585	—	164,317	875,949

Hedge Derivative Contracts
Forwards	—	—	—	—	—
Swaps	1	16,836	—	46,863	63,700
Call Options	—	—	—	—	—
Put Options	—	—	—	—	—
Futures	—	—	—	—	—
Others	—	—	—	—	—

Subtotal	1	16,836	—	46,863	63,700

Loans and advances to Banks (before allowances)
Central Bank of Chile	700,341	—	—	—	700,341
Domestic banks	208,403	—	—	—	208,403
Foreign banks	—	—	122,913	141,789	264,702

Subtotal	908,744	—	122,913	141,789	1,173,446

Loans to Customers (before allowances for loans losses)
Commercial loans	14,388,657	—	14,075	96,303	14,499,035
Residential mortgage loans	6,924,766	—	—	—	6,924,766
Consumer loans	3,974,623	—	—	—	3,974,623

Subtotal	25,288,046		14,075	96,303	25,398,424

Financial Assets Available-for-Sale
From the Chilean Government and Central Bank of Chile	59,200	—	—	—	59,200
Other instruments issued in Chile	314,043	—	—	—	314,043
Instruments issued abroad	—	—	—	1,227	1,227

Subtotal	373,243	—	—	1,227	374,470

Financial assets held-to-Maturity	—	—	—	—	—

	Financial Services	Chilean Central Bank	Government	Retail (Individuals)	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	1,289,666	118,501	—	—	—	—	—	—	—	—	—	—	—	—	1,408,167

Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	—	423,565	58,781	—	—	—	—	—	—	—	—	—	—	—	482,346
Other instruments issued in Chile	897,227	—	—	—	—	—	—	—	—	—	—	—	—	—	897,227
Instruments issued abroad	385	—	—	—	—	—	—	—	—	—	—	—	—	—	385

Subtotal	897,612	423,565	58,781	—	—	—	—	—	—	—	—	—	—	—	1,379,958

Cash collateral on securities borrowed and reverse repurchase Agreements Payables	6,280	—	—	—	20,154	6,259	2,978	14,236	19	531	3,800	—	—	1,446	55,703

Derivative Contracts for Trading Purposes
Forwards	80,886	—	—	—	4,698	4,651	179	121	182	7	403	12	72,577	—	163,716
Swaps	627,621	—	—	—	30,806	2,910	28,864	9,488	5,234	353	—	2,007	1,808	—	709,091
Call Options	732	—	—	—	451	285	—	—	90	—	—	—	—	—	1,558
Put Options	835	—	—	—	591	153	—	—	2	—	—	—	3	—	1,584
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal	710,074	—	—	—	36,546	7,999	29,043	9,609	5,508	360	403	2,019	74,388	—	875,949

Hedge Derivative Contracts
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	63,700	—	—	—	—	—	—	—	—	—	—	—	—	—	63,700
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal	63,700	—	—	—	—	—	—	—	—	—	—	—	—	—	63,700

Loans and advances to Banks
Central Bank of Chile	—	700,341	—	—	—	—	—	—	—	—	—	—	—	—	700,341
Domestic banks	208,403	—	—	—	—	—	—	—	—	—	—	—	—	—	208,403
Foreign banks	264,702	—	—	—	—	—	—	—	—	—	—	—	—	—	264,702

Subtotal	473,105	700,341	—	—	—	—	—	—	—	—	—	—	—	—	1,173,446

Loans to Customers, Net
Commercial loans	2,116,203	—	—	—	2,243,474	1,561,737	432,822	566,438	1,184,869	264,042	1,636,994	1,647,862	1,937,428	907,166	14,499,035
Residential mortgage loans	—	—	—	6,924,766	—	—	—	—	—	—	—	—	—	—	6,924,766
Consumer loans	—	—	—	3,974,623	—	—	—	—	—	—	—	—	—	—	3,974,623

Subtotal	2,116,203	—	—	10,899,389	2,243,474	1,561,737	432,822	566,438	1,184,869	264,042	1,636,994	1,647,862	1,937,428	907,166	25,398,424

Financial Assets Available-for-Sale
From the Chilean Government and Central Bank of Chile	—	20,944	38,256	—	—	—	—	—	—	—	—	—	—	—	59,200
Other instruments issued in Chile	191,620	—	—	—	52,638	—	7,943	10,690	51,152	—	—	—	—	—	314,043
Instruments issued abroad	1,227	—	—	—	—	—	—	—	—	—	—	—	—	—	1,227

Subtotal	192,847	20,944	38,256	—	52,638	—	7,943	10,690	51,152	—	—	—	—	—	374,470

Financial assets held-to-Maturity	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2017:

	Chile	United States	Brazil	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	695,213	271,564	—	90,616	1,057,393

Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	1,317,164	—	—	—	1,317,164
Other instruments issued in Chile	221,092	—	—	—	221,092
Instruments issued abroad	—	322	—	—	322

Subtotal	1,538,256	322	—	—	1,538,578

Cash collateral on securities borrowed and reverse repurchase agreements	91,641	—	—	—	91,641

Derivative Contracts for Trading Purposes
Forwards	392,130	23,162	—	91,322	506,614
Swaps	472,492	79,614	—	158,017	710,123
Call Options	514	—	—	—	514
Put Options	2,841	—	—	—	2,841
Futures	—	—	—	—	—
Others	—	—	—	—	—

Subtotal	867,977	102,776	—	249,339	1,220,092

Hedge Derivative Contracts
Forwards	—	—	—	—	—
Swaps	—	8,632	—	19,217	27,849
Call Options	—	—	—	—	—
Put Options	—	—	—	—	—
Futures	—	—	—	—	—
Others	—	—	—	—	—

Subtotal	—	8,632	—	19,217	27,849

Loans and advances to Banks (before allowances)
Central Bank of Chile	350,916	—	—	—	350,916
Domestic banks	120,017	—	—	—	120,017
Foreign banks	—	—	158,524	130,828	289,352

Subtotal	470,933	—	158,524	130,828	760,285

Loans to Customers (before allowances for loans losses)
Commercial loans	13,902,516	—	—	58,302	13,960,818
Residential mortgage loans	7,477,236	—	—	—	7,477,236
Consumer loans	4,013,459	—	—	—	4,013,459

Subtotal	25,393,211	—	—	58,302	25,451,513

Financial Assets Available-for-Sale
From the Chilean Government and Central Bank of Chile	356,368	—	—	—	356,368
Other instruments issued in Chile	1,168,913	—	—	—	1,168,913
Instruments issued abroad	—	—	—	1,034	1,034

Subtotal	1,525,281	—	—	1,034	1,526,315

Financial assets held-to-Maturity	—	—	—	—	—

	Financial Services	Chilean Central Bank	Government	Retail (Individuals)	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	894,972	162,421	—	—	—	—	—	—	—	—	—	—	—	—	1,057,393

Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	—	1,062,558	254,606	—	—	—	—	—	—	—	—	—	—	—	1,317,164
Other instruments issued in Chile	221,092	—	—	—	—	—	—	—	—	—	—	—	—	—	221,092
Instruments issued abroad	322	—	—	—	—	—	—	—	—	—	—	—	—	—	322

Subtotal	221,414	1,062,558	254,606	—	—	—	—	—	—	—	—	—	—	—	1,538,578

Cash collateral on securities borrowed and reverse repurchase Agreements Payables	32,555	—	2,576	—	24,717	—	12,522	7,464	13	672	7,382	—	3,740		91,641

Derivative Contracts for Trading Purposes
Forwards	245,873	—	—	—	7,666	9,860	2,561	84	54	219	2,368	29	237,900	—	506,614
Swaps	643,735	—	—	—	44,773	5,563	839	4,679	2,862	9	7,244	—	419	—	710,123
Call Options	269	—	—	—	32	90	—	—	67	—	52	1	3	—	514
Put Options	734	—	—	—	1,432	396	—	—	222	—	—	11	46	—	2,841
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal	890,611	—	—	—	53,903	15,909	3,400	4,763	3,205	228	9,664	41	238,368	—	1,220,092

Hedge Derivative Contracts
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	27,849	—	—	—	—	—	—	—	—	—	—	—	—	—	27,849
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal	27,849	—	—	—	—	—	—	—	—	—	—	—	—	—	27,849

Loans and advances to Banks
Central Bank of Chile	—	350,916	—	—	—	—	—	—	—	—	—	—	—	—	350,916
Domestic banks	120,017	—	—	—	—	—	—	—	—	—	—	—	—	—	120,017
Foreign banks	289,352	—	—	—	—	—	—	—	—	—	—	—	—	—	289,352

Subtotal	409,369	350,916	—	—	—	—	—	—	—	—	—	—	—	—	760,285

Loans to Customers, Net
Commercial loans	1,851,649	—	—	—	2,035,129	1,399,692	422,176	565,695	1,354,069	145,266	1,612,930	1,493,373	1,964,238	1,116,601	13,960,818
Residential mortgage loans	—	—	—	7,477,236	—	—	—	—	—	—	—	—	—	—	7,477,236
Consumer loans	—	—	—	4,013,459	—	—	—	—	—	—	—	—	—	—	4,013,459

Subtotal	1,851,649	—	—	11,490,695	2,035,129	1,399,692	422,176	565,695	1,354,069	145,266	1,612,930	1,493,373	1,964,238	1,116,601	25,451,513

Financial Assets Available-for-Sale
From the Chilean Government and Central Bank of Chile	—	207,474	148,894	—	—	—	—	—	—	—	—	—	—	—	356,368
Other instruments issued in Chile	1,106,003	—	—	—	31,833	8,589	7,662	2,883	6,972	—	4,971	—	—	—	1,168,913
Instruments issued abroad	1,034	—	—	—	—	—	—	—	—	—	—	—	—	—	1,034

Subtotal	1,107,037	207,474	148,894	—	31,833	8,589	7,662	2,883	6,972	—	4,971	—	—	—	1,526,315

Financial assets held-to-Maturity	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

(f)   Collateral and Other Credit Enhancements

The amount and type of collateral required depends on the counterparty’s credit risk assessment.

The Bank has guidelines regarding the acceptability of types of collateral and valuation parameters.

The main types of guarantees obtained are:

•	For commercial loans: Residential and non-residential real estate, liens and inventory.
•	For retail loans: Mortgages on residential property.

The Bank also obtains guarantees from parent companies for loans granted to their subsidiaries.

Management ensures its guarantees are acceptable according to both external standards and internal policy guidelines and parameters. The Bank has approximately 215,400 collaterals, the majority of which consist of real estate.

The following is a table with the guarantee values as of December 31, 2016 and 2017:

		Fair value of collateral and credit enhancements held as of December 31, 2016
	Maximum exposure to credit risk	Mortgages	Pledge (*)	Securities	Warrants	Others	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	10,663,260	2,240,502	69,466	442,285	3,493	349,560	3,105,306	7,557,954
Small business lending	3,835,775	2,301,924	32,138	27,461	—	54,534	2,416,057	1,419,718
Consumer lending	3,974,623	252,984	1,096	2,492	—	17,352	273,924	3,700,699
Mortgage lending	6,924,766	6,419,357	69	252	—	—	6,419,678	505,088

Total	25,398,424	11,214,767	102,769	472,490	3,493	421,446	12,214,965	13,183,459

		Fair value of collateral and credit enhancements held as of December 31, 2017
	Maximum exposure to credit risk	Mortgages	Pledge (*)	Securities	Warrants	Others	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	9,775,740	2,269,716	72,893	438,595	3,381	243,961	3,028,546	6,747,194
Small business lending	4,185,078	2,543,343	28,699	32,034	—	58,255	2,662,331	1,522,747
Consumer lending	4,013,459	283,091	938	1,776	—	18,594	304,399	3,709,060
Mortgage lending	7,477,236	6,922,454	90	267	—	—	6,922,811	554,425

Total	25,451,513	12,018,604	102,620	472,672	3,381	320,810	12,918,087	12,533,426

(*)  Includes agricultural and industrial pledges and pledges without conveyance.

The Bank also uses the following mitigating tactics for credit risk on derivative transactions:

•	Acceleration of transactions and net payment using market values at the date of default of one of the parties.
•	Option of both parties to terminate early any transactions with a counterparty at a given date, using for this the market values of these options at the respective date.
•	Margins established with time deposits by customers that close FX forwards with subsidiary Banchile Corredores de Bolsa S.A.

The value of the guarantees that the Bank maintains related to placements individually classified as impaired as of December 31, 2016 and 2017 is Ch$129,066 million and Ch$102,014 million, respectively.

The value of the guarantees that the Bank maintains related to non-impaired loans as of December 31, 2016 and 2017 is Ch$305,666 million and Ch$358,967 million, respectively.

(g)   Credit Quality by Asset Class:

The Bank determines the credit quality of financial assets using internal credit ratings. The rating process is linked to the Bank’s approval and monitoring processes and is carried out in accordance with risk categories established by current standards. Credit quality is continuously updated based on any favorable or unfavorable developments to customers or their environments, considering aspects such as commercial and payment behavior as well as financial information.

The Bank also conducts reviews of companies in certain industry sectors that are affected by macroeconomic or sector-specific variables. Such reviews allow the Bank to timely establish any necessary allowance loan losses that are sufficient to cover losses for potentially uncollectable loans.

The following table shows credit quality by asset class for balance sheet items, based on the Bank’s credit rating system.

As of December 31, 2016

	Individual Portfolio			Group Portfolio
	Normal	Substandard	Non- complying	Normal	Non- complying	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Loans and advances to banks
Central Bank of Chile	700,341	—	—	—	—	700,341
Domestic banks	208,403	—	—	—	—	208,403
Foreign banks	264,702	—	—	—	—	264,702

Total	1,173,446	—	—	—	—	1,173,446

Loans to customers (before allowances for loan losses)
Commercial loans	11,390,263	196,815	201,790	2,518,008	192,159	14,499,035
Residential mortgage loans	—	—	—	6,784,614	140,152	6,924,766
Consumer loans	—	—	—	3,723,550	251,073	3,974,623

Total	11,390,263	196,815	201,790	13,026,172	583,384	25,398,424

As of December 31, 2017

	Individual Portfolio			Group Portfolio
	Normal	Substandard	Non- complying	Normal	Non- complying	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Loans and advances to banks
Central Bank of Chile	350,916	—	—	—	—	350,916
Domestic banks	120,017	—	—	—	—	120,017
Foreign banks	289,352	—	—	—	—	289,352

Total	760,285	—	—	—	—	760,285

Loans to customers (before allowances for loan losses)
Commercial loans	10,585,946	101,253	161,914	2,908,182	203,523	13,960,818
Residential mortgage loans	—	—	—	7,316,969	160,267	7,477,236
Consumer loans	—	—	—	3,760,472	252,987	4,013,459

Total	10,585,946	101,253	161,914	13,985,623	616,777	25,451,513

Substandard and Non-Complying loans

The following table shows the conciliation between Normal and Impaired Portfolio and classification criteria of impaired loans, which includes some categories of substandard loans:

	December	December
	2016	2017
	MCh$	MCh$
Individual Portfolio
Substandard (categories B1 — B4)	196,815	101,253
Non-complying (categories C1 — C6)	201,790	161,914
Group Portfolio
Non-complying	583,384	616,777

Total substandard and non-complying categories (from B1 to C6)	981,989	879,944
Total impaired loans (categories B3 — C6)	(868,077)	(780,818)

Normal portfolio (categories B1 — B2)	113,912	99,126

Categories B3 to C6 present objective evidence of impairment, as a result of the occurrence of one or more conditions or events described below, according to paragraph 59 of IAS 39.

Related to categories B1 and B2 correspond to debtors who have sufficient credit quality, so these categories are not considered impaired.

The classification criteria are the following:

Categories	Criteria
B1 — Normal	 Vulnerable ability to make payments, with some difficult in some of them, but debtor regularized payments on a timely basis
B2 — Normal	— Debtor with low but sufficient credit quality
B3 — Impaired	— Debtor with a very low credit quality
— Weak ability to make payments, and it has shown delinquency in its payments, may need a financial restructuring
B4 — Impaired	— Debtor with minimum credit quality
— This debtor type presents a history of negative behaviors in the past 12 months
C1-C6 Impaired

—   These categories include debtors and their credits, the recovery of which is considered remote, as they present a deteriorating or no ability to pay

—   Debtors with obvious signs of possible bankruptcy, as well as those debtors where a forced restructuring of debt is necessary to avoid default

—   These categories comprise all loans outstanding from debtors that have at least one installment payment of interest or principal overdue for 90 days or more

The following tables below provide details of financial assets past due as of December 31, 2016 and 2017, listed by their first past-due date.

The detailed amounts include installments that are overdue, plus the remaining balance of principal and interest on such loans.

As of December 31, 2016:

		Default
	1 to 29 days	30 to 59 days	60 to 89 days
	MCh$	MCh$	MCh$
Loans and advances to banks	18,495	—	—

Subtotal past-due loans and advances to banks	18,495	—	—
Commercial loans	133,959	41,561	17,512
Import-export financing	16,621	1,195	146
Factoring transactions	32,603	4,677	641
Commercial lease transactions	46,802	8,683	5,638
Other loans and receivables	1,482	703	284
Residential mortgage loans	142,663	46,908	24,729
Consumer loans	222,041	95,934	37,218

Subtotal past-due loans to customers	596,171	199,661	86,168

Total	614,666	199,661	86,168

As of December 31, 2017:

		Default
	1 to 29 days	30 to 59 days	60 to 89 days
	MCh$	MCh$	MCh$
Loans and advances to banks	6,880	—	—

Subtotal past-due loans and advances to banks	6,880	—	—
Commercial loans	183,374	34,457	53,224
Import-export financing	19,628	2,403	647
Factoring transactions	30,204	3,723	748
Commercial lease transactions	52,365	12,407	2,144
Other loans and receivables	1,195	599	724
Residential mortgage loans	143,619	56,422	26,365
Consumer loans	203,692	91,928	38,320

Subtotal past-due loans to customers	634,077	201,939	122,172

Total	640,957	201,939	122,172

As of December 31, the aging analysis of loans is as follows:

		Past due but not impaired(*)
	Neither past due or impaired	Up to 30 days	Over 30 days and up to 60 days	Over 60 days and up to 90 days	Over 90 days	Total
As of December 31,	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
2016	23,870,700	499,875	126,178	32,936	658	24,530,347
2017	23,972,099	526,809	134,316	37,292	179	24,670,695

(*) These amounts include installments that are overdue, plus the remaining balance of principal and interest on such loans.

(g)   Assets Received in Lieu of Payment:

The Bank has received assets in lieu of payment totaling Ch$14,835 million and Ch$19,905 as of December 31, 2016 and 2017, respectively, the majority of which are properties.  All of these assets are managed for sale.

(h)   Renegotiated Assets:

The impaired loans are considered to be renegotiated when the corresponding financial commitments are restructured and the Bank assesses the probability of recovery as sufficiently high.

The following table details the book value of loans with renegotiated terms per financial asset class:

	2016	2017
	MCh$	MCh$
Financial assets
Loans and advances to banks
Domestic banks	—	—
Foreign banks	—	—

Subtotal	—	—
Loans to customers, net
Commercial loans	172,255	191,314
Residential mortgage loans	17,466	17,400
Consumer loans	358,023	367,350

Subtotal	547,744	576,064

Total renegotiated financial assets	547,744	576,064

The Bank evaluates allowances loan losses in two segments: individually assessed allowances loan losses and group assessed allowances loan losses, which are described in more detail in Note 2(h).

Complementary Information

The renegotiated portfolio of Banco de Chile represents 2.26% of the total loans and the redefault rate of these loans for retail segment is 33.19% as of December 31, 2017 (the Bank does not have this information for other segments for internal purposes).

The most common type of modification is to extend the term of the loan.  For payment extensions, depending on the characteristics of each credit, the Bank may change the initial conditions in terms of interest rate and initial grace period for the first payment.  With respect to forgiveness of principal, the Bank typically does not give this benefit.  The Board of Directors might on rare occasions approve a portion of principal forgiveness on certain credit-operations that have been impaired and provisioned previously.  Based on this knowledge, the Bank estimates that about 80% of renegotiated loans extend the maturity date, including a new amortization schedule.  Only those borrowers which are considered viable are renegotiated, and that the average term of the commercial credit renegotiated is 38 months, demonstrating the relatively short payment extensions given.  If the debtor is not considered to be financially viable, the Bank proceeds to the legal collection of debts.

The Bank does not have information related to the balance of loans modified by type of concession because is not required to record this information by the local banking regulator and this information is much used by our peers.  However, the Bank continually monitors its deteriorated portfolio as defined in Note 2(h)(v).  Also, for internal purposes the renegotiated loan portfolio is analyzed and reviewed as part of the impaired portfolio.  Therefore, for management and regulatory (local and IFRS) reporting purposes the Bank does not frequently use information on loans modified by types of concession.

The Bank determines the appropriate amount of allowance for loan losses as follows:

The commercial loan renegotiations are always evaluated and approved individually by the credit committee with all the background and history of previous approvals, including financial records, delinquencies or other previous renegotiations of the debtor.  Since almost the entire commercial portfolio is individually provisioned, it is in this approval step of the renegotiation where the level of provision for each debtor is determined.

Among the variables that are considered by the credit committee to establish the level of provisions is payment capacity and the collateral coverage.  The condition of a new default of a renegotiated credit is considered when the credit committee is establishing the new level of provisions, which in general as a consequence of this higher risk, could increase up to 65% of the loan.

On the other hand, for the portfolio evaluated for provisioning purposes as a group, the models contain past behavior variables, incorporating delinquencies and default prior to renegotiation for six months, recognizing the increased risk and generating a higher level of provisions.  The provision can only be decreased if the renegotiated client has good payment behavior (an overdue period of less than 30 days), in a period of over seven months.

Moreover, an operation identified as renegotiation never leaves this classification for purposes of monitoring and provisioning.

(i)   Impairment Testing

The main tools used to test loan impairment include an analysis of whether principal or interest payments are more than 90 days past due or if the counterparty is experiencing any known cash flow problems, reductions in credit ratings or default of the original contractual terms.

(j)   Off balance sheet accounts

In order to meet our customers’ financial needs, the Bank has extended several irrevocable commitments and contingent obligations.  Even though these obligations are not recognized in the balance sheet, they involve credit risk and thus form part of the Bank’s general risk exposure.

Credit risk exposure generated by contingent obligations is disclosed in Note No. 27.

(3)   Market Risk

Market Risk is referred to as the potential loss the Bank may incur due to the absence of liquidity, either a lack of funding or difficulties to access to secondary markets for decreasing positions (Liquidity risk) or due to the adverse change in the value of market variables that negatively impact the value of the financial exposures held (Price risk).

(a)   Liquidity Risk

Liquidity Risk: Measurement and Limits

The Bank manages the Liquidity risk separately for each category that this risk encompasses: Trading Liquidity risk and Funding Liquidity risk.

The Trading Liquidity risk was considered in the past as the inability of the Bank to generate cash from selling assets in an expedited way, but nowadays the concept has been extended to include the inability to close financial exposures (such as cash, foreign exchange or off-balance created by derivatives instruments) at current market prices. The former is managed by establishing a minimum amount of liquid assets, referred to as liquidity buffer (which is composed of cash free of compliance reserve requirements, government bonds, and short-term bank’s CDs) and the latter by establishing limits for different market factors and repricing tenors that generate price risks. These limits are established for exposures that are part of the Trading book only as the difference in value of the positions impacts the P&L Statement. Additionally, the bank negatively impacts the value of the Trading book positions whenever the size of any position exceeds the normal size that may be observed in the secondary market not impacting the prevailing prices; this concept is referred to as Market Value Adjustment.

The Funding Liquidity is controlled and limited using the internal report referred to as MAR (Market Access Report), which is the estimation of the expected net cash flows within a period of time considering business-as-usual operation and market conditions. The report is prepared separately by each single currency, for the next 30 and 90 day periods; business-as- usual conditions consider the evergreen holding of all assets (with the exception of the amount of bonds above the minimum liquidity buffer), the run-off of the whole funding borrowed from wholesale customers provided through time deposits and also some portion from the retail business. Therefore, the MAR number reflects the amount of money the Treasury should raise daily from institutional investors and some portion from retail customers in order to obtain funding for holding bonds and loans portfolios. MAR limits are established assuming that under stress scenarios and full utilization, the Bank is able to meet the liquidity risk appetite target defined in the Liquidity Risk Management Policy.

The use of MAR in 2017 is illustrated below (LCCY = local currency; FCCY = foreign currency):

	MAR LCCY + FCCY MMM$		MAR FCCY MMUS$
	1 – 30 days	1 – 90 days	1 – 30 days	1 – 90 days
Maximum	3,306	5,597	1,708	3,048
Minimum	1,847	4,173	436	1,344
Average	2,665	4,954	1,090	2,209

The Bank also monitors the amount of assets denominated in local currency that is funded by liabilities denominated in foreign currency, including all tenors and the cash flows generated by derivatives payments to be made in foreign currency in the future. This metric is referred to as Cross Currency Funding. The Bank oversees and limits this amount in order to take precautions against not only Banco de Chile’s event but also against a systemic adverse environment generated by a country risk event.

The use of Cross Currency Funding within year 2017 is illustrated below:

Cross Currency Funding MMUS$
Maximum	4,351
Minimum	2,008
Average	2,991

Additionally, the Bank prevents itself from funding concentration by measuring it by fund provider class, type of instrument, maturity profile, currency, etc., utilizing thresholds that alert abnormal or imprudent behaviors which are out of the expected ranges.

Moreover, the state of some financial ratios is continuously monitored in order to detect structural changes of the balance sheet profile. As an example, the state of the following ratios along the year 2017 is illustrated below:

	Liquid Assets/ Net Funding <1y	Liabilities>1y/ Assets >1y	Deposits/ Loans
Maximum	95%	74%	63%
Minimum	71%	72%	60%
Average	82%	73%	62%

In addition, some market indices, prices and monetary decisions made by the Central Bank of Chile are monitored in order to detect early structural market conditions changes that may trigger liquidity shortage or even a financial crisis.

Among various regulatory reports, the Bank utilizes one that was introduced several years ago but was enhanced during year 2015. This is the case of the C46 index (formerly known as C08 index), which represents the expected net cash flows within the next 12 months as the result of contractual maturity for almost all assets and liabilities (the liquidity generated by debt instruments is permitted to be reported prior to the instrument’s contractual maturity, with the exception of those classified as HTM). However, the SBIF authorized Banco de Chile, among others, to report the C46 Adjusted index. This enables to report, in addition to the regular C46 index, behavioral run-off assumptions for some specific liability balance sheet items, such as demand deposits and time deposits. Conversely, the regulator also requires some roll-over assumptions for the loan portfolio.

The SBIF establish the following limits for the C46 Index:

Foreign Currency balance sheet items:	1-30 days C46 index < 1 x Tier-1 Capital
All Currencies balance sheet items:	1-30 days C46 index < 1 x Tier-1 Capital
All Currencies balance sheet items:	1-90 days C46 index < 2 x Tier-1 Capital

The use of this index in year 2017 is illustrated below:

	Adjusted C46 All CCYs as % of Tier-1 Capital		Adjusted C46 FCCY as % of Tier-1 Capital
	1 – 30 days	1 – 90 days	1 – 30 days
Maximum	53%	97%	36%
Minimum	32%	63%	19%
Average	43%	78%	27%
Limit	100%	200%	100%

Finally, the bank also takes advantage of some regulatory reports introduced by the local authorities in 2015. They are currently in place just for reporting purposes but the banks expect that the regulator will impose some limits in 2018. These are the LCR (Liquidity Coverage Ratio, which in the case of Chile the reserve may be part of the HQLA), the NSFR (Net Stable Funding Ratio), liability renewal rate classified by type of fund provider, liability concentration by type of instruments, etc. The state of the LCR and the NSFR along the year 2017 is illustrated below.

	LCR	NSFR
Maximum	1.07	0.99
Minimum	0.69	0.94
Average	0.88	0.97
Regulatory Limit	N/A	N/A

The contractual maturity profile of the financial liabilities of Banco de Chile and its subsidiaries on a consolidated basis, as of 2016 and 2017 end-of-year, is illustrated below:

	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2016
Current accounts and other demand deposits	8,321,148	—	—	—	—	—	8,321,148
Transactions in the course of payment	25,702	—	—	—	—	—	25,702
Instruments sold under repurchase agreements and security lending	209,908	6,821	—	—	—	—	216,729
Savings accounts and time deposits	4,954,428	2,478,148	3,083,258	157,591	589	252	10,674,266
Full delivery derivative transactions	274,760	225,173	872,004	507,086	292,965	617,424	2,789,412
Borrowings from financial institutions	150,396	231,890	526,149	120,672	—	—	1,029,107
Other financial obligations	557	1,034	5,038	18,173	18,401	376	43,579
Debt issued in non-USD foreign currency	104,221	87,840	525,342	1,423,859	1,204,796	4,070,909	7,416,967

Total (excluding non-delivery derivative transactions)	14,041,120	3,030,906	5,011,791	2,227,381	1,516,751	4,688,961	30,516,910

Non - delivery derivative transactions	237,799	171,254	838,475	887,297	196,923	1,096,234	3,427,982

	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2017
Current accounts and other demand deposits	8,915,706	—	—	—	—	—	8,915,706
Transactions in the course of payment	29,871	—	—	—	—	—	29,871
Instruments sold under repurchase agreements and security lending	194,539	750	—	—	—	—	195,289
Savings accounts and time deposits	5,097,833	2,509,694	2,555,579	21,536	311	219	10,185,172
Full delivery derivative transactions	172,323	136,729	1,166,598	937,050	1,582,890	531,309	4,526,899
Borrowings from financial institutions	260,272	242,515	613,159	73,852	—	—	1,189,798
Other financial obligations	295	918	10,921	24,038	686	154	37,012
Debt issued in non-USD foreign currency	47,375	165,359	728,035	1,279,275	1,500,632	3,931,034	7,651,710

Total (excluding non-delivery derivative transactions)	14,718,214	3,055,965	5,074,292	2,335,751	3,084,519	4,462,716	32,731,457

Non - delivery derivative transactions	112,011	100,247	1,141,610	816,847	325,199	1,115,676	3,611,590

(b)   Price Risk:

Price Risk Measurement and Limits

The Price Risk measurement and management processes are implemented utilizing various internal metrics and reports. These are produced for the Trading portfolio and separately for the Accrual book (the Accrual book includes all balance sheet items, even those which are part of the Trading book but do not generate accrual interest rate risk since they are reported to one-day repricing tenor and others that are excluded by the regulators in the analysis of the Banking book, such as Capital and Fixed Assets, for example). In addition to this, and just on supplementary basis and actually not used as a risk management tool, the Bank submits regulatory reports to the corresponding regulatory entities.

The Bank has established internal limits for the exposures of the Trading book. In fact, the foreign exchange net open positions (FX delta), the Equity positions (Equity delta), the interest rate sensitivities generated by the derivatives and debt securities portfolios (DV01 or also referred as to rho) and the foreign exchange volatility sensitivity (vega) are measured and limited. Interest rate and vega limits are established on an aggregate basis but also for some specific repricing tenor points. The use of these limits is daily monitored, controlled and reported by independent control functions to the senior management of the bank. The internal governance framework also establishes that these limits must be approved by the Board of Directors and reviewed at least annually.

The Bank utilizes the historical VaR (Value-at-Risk) approach as the risk measurement tool for the trading portfolio exposures. The model includes 99% confidence level and most recent one-year observed rates, prices and yields data.

The use of VaR in 2017 is illustrated below:

Value-at-Risk 99% confidence level escalated to 1 month MMUS$
Maximum	3.18
Minimum	0.61
Average	1.72

Additionally, the Bank utilizes built-in models for measuring, limiting, controlling and reporting interest rate exposures and risks for the Accrual book, namely the metric referred to as IRE (Interest Rate Exposure) and EaR (Earnings-at-Risk), respectively. The IRE gauges the difference in net revenues from funds generated for some specific period of time due to standardized interest rate fluctuations; the EaR measures the adverse impact for a specific period of time (usually 12 months) due to the adverse impact of interest rates considering that all exposures are closed within a reasonable defeasance period (3 months).

The use of EaR within year 2017 is illustrated below:

12-months Earnings-at-Risk 97.7% confidence level 3 months defeasance period MCh$
Maximum	80,402
Minimum	28,438
Average	60,301

The regulatory risk measurement for the Trading portfolio (C41 report) is produced by utilizing guidelines provided by the regulatory entities (Central Bank of Chile and Superintendence of Banks and Financial Institutions, hereafter CBCh and SBIF respectively), which are adopted from BIS 1993 standardized methodologies developed for this specific topic. The referred methodologies estimate the potential loss that the Bank may incur considering standardized fluctuations of the value of market factors such as foreign exchange rates, interest rates and volatilities that may adversely impact the value of foreign exchange spot positions, interest rate exposures, and volatility exposures, respectively. The interest rate shifts are provided by the regulatory entity; in addition, very conservative correlation and tenor factors are included in order to account for non-parallel yield curve shifts reflecting steepening/flattering behaviors. The impact due to FX open positions is obtained by using huge foreign exchange rate fluctuations (8% for liquid foreign exchange rates and 30% for the illiquid ones). The SBIF does not establish an individual limit for this particular risk but a global one that includes this risk (also denoted as Market Risk Equivalent or ERM) and the Risk Weighted Assets. The sum of ERM and the 10% of the Risk Weighted Assets cannot exceed the 100% of the bank’s Tier-1 + Tier-2 Capital. In the future, the Operational Risk will be added to the above calculation.

The regulatory risk measurement for the Banking book (C40 report) due to interest rate fluctuations is made by using standardized methodologies provided by the regulatory entities (Central Bank of Chile and SBIF). The report includes models for reporting interest rate gaps and standardized adverse interest rate fluctuations. In addition to this, the regulatory entity has requested banks to establish internal limits for this regulatory risk measurement. Limits must be established separately for short-term and long-term portfolios. The short-term risk limit must be expressed as a percentage of the NIM plus the revenues collected from fees dependent on interest rate level; the long term risk limit may not exceed a specified percentage of the Tier-2 Capital. The Bank is currently using 25% for both limits.

In addition to the above, the Market Risk Policy of Banco de Chile requires the performance of daily stress tests for trading portfolios and monthly for accrual portfolios. The output of the stress testing process is monitored against corresponding trigger levels: in the case those triggers are breached, the senior management is notified in order to implement further actions, if necessary. Moreover, intra-month realized P&L for trading activities is monitored against some trigger levels: escalation to senior levels is also done when breaches occur.

The following table illustrates the interest rate cash-flows of the Banking Book (contractual tenors) as of December 31, 2016 and 2017:

Banking Book Interest Rate Exposure by Contractual Maturity

	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2016
Cash and due from banks	1,396,536	—	—	—	—	—	1,396,536
Transactions in the course of collection	189,208	—	—	—	—	—	189,208
Securities borrowed or purchased under agreements to resell	—	—	—	—	—	—	—
Derivative instruments under hedge-accounting treatment	283,576	14,860	170,891	495,340	52,134	502,593	1,519,394
Inter-banking loans	964,250	86,029	136,434	19,777	—	—	1,206,490
Customer loans	4,808,706	3,163,029	5,740,836	5,219,586	2,929,046	8,126,584	29,987,787
Available for sale instruments	6,631	5,505	56,839	137,031	71,657	151,600	429,263
Held-to-maturity instruments	—	—	—	—	—	—	—

Total assets	7,648,907	3,269,423	6,105,000	5,871,734	3,052,837	8,780,777	34,728,678

	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2017
Cash and due from banks	1,028,014	—	—	—	—	—	1,028,014
Transactions in the course of collection	223,360	—	—	—	—	—	223,360
Securities borrowed or purchased under agreements to resell	19,992	—	—	—	—	—	19,992
Derivative instruments under hedge-accounting treatment	30,328	146,775	225,883	335,756	51,087	539,283	1,329,112
Inter-banking loans	533,101	49,573	150,253	31,920	—	—	764,847
Customer loans	4,669,573	2,595,012	5,636,496	5,619,230	3,089,002	8,591,253	30,200,566
Available for sale instruments	9,134	37,851	950,199	222,522	216,058	169,144	1,604,908
Held-to-maturity instruments	—	—	—	—	—	—	—

Total assets	6,513,502	2,829,211	6,962,831	6,209,428	3,356,147	9,299,680	35,170,799

	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2016
Current accounts and demand deposits	8,354,085	—	—	—	—	—	8,354,085
Transactions in the course of payment	8,841	—	—	—	—	—	8,841
Securities loaned or sold under repurchase agreements	19,901	—	—	—	—	—	19,901
Savings accounts and interest-bearing deposits	5,129,350	2,303,488	3,083,258	157,610	570	252	10,674,528
Derivative instruments under hedge-accounting treatment	2,232	2,616	249,632	659,389	88,029	507,403	1,509,301
Inter-banking borrowings	559,625	359,768	109,873	—	—	—	1,029,266
Long-term debt (*)	104,135	242,016	525,037	1,423,061	1,107,502	4,012,482	7,414,233
Other liabilities	233,372	1,034	5,038	18,173	18,401	376	276,394

Total liabilities	14,411,541	2,908,922	3,972,838	2,258,233	1,214,502	4,520,513	29,286,549

	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2017
Current accounts and demand deposits	8,959,941	—	—	—	—	—	8,959,941
Transactions in the course of payment	—	—	—	—	—	—	—
Securities loaned or sold under repurchase agreements	10,267	—	—	—	—	—	10,267
Savings accounts and interest-bearing deposits	5,294,456	2,317,792	2,555,579	21,536	311	219	10,189,893
Derivative instruments under hedge-accounting treatment	352	3,968	286,519	452,960	75,237	600,507	1,419,543
Inter-banking borrowings	506,703	553,663	129,431	—	—	—	1,189,797
Long-term debt (*)	158,085	266,895	727,798	1,217,226	1,349,337	3,930,440	7,649,781
Other liabilities	146,726	918	10,921	24,038	686	154	183,443

Total liabilities	15,076,530	3,143,236	3,710,248	1,715,760	1,425,571	4,531,320	29,602,665

(*)   Amounts shown are not exactly the same as reported in the liabilities report which is part of the liquidity analysis, due to differences in the treatment of mortgage bonds issued by the Bank in both reports.

Price Risk Sensitivity Analysis

The Bank has focused on stress testing as the main tool for price risk sensitivity analysis.  The analysis is implemented for the Trading book and the Banking book separately.  Due to the financial crisis experienced during 2008 and based on the various studies and analyses made on this specific matter, the Bank adopted this methodology after realizing that stress testing analysis is more useful and realistic than business-as-usual tools, such as VaR for trading portfolios or EaR for accrual portfolios, since:

(i)   The financial crisis shows market factors fluctuations that are materially larger than those used in the VaR with 99% of confidence level or EaR with 97.7% of confidence level.

(ii)   The financial crisis shows also that correlations between these fluctuations are materially different from those used in the VaR or EaR computation, since a crisis precisely indicates severe disconnections between the behaviors of market factors fluctuations with respect to the patterns normally observed.

(iii)   Trading liquidity dramatically diminished during financial crisis and especially in emerging markets (in the case of Chile too) and therefore, the escalation of the daily VaR is a very gross approximation of the expected loss. This can also occur when calculating EaR.

The stress testing impacts are obtained by modeling directional fluctuations on the value of market factors and calculating the changes of the economic/accounting value of the financial positions due to these shifts.

The fluctuations are inferred from historical events but also by taking into account extreme but feasible levels that the market factors values may reach in stressful environments generated by economic, political, social factors, either from the internal or foreign factors.

An updated database is maintained including historical data of foreign exchange rates, debt instruments yields, derivatives swap yields, foreign exchange volatilities, etc. that enables the Bank to maintain up-to-date records of historical volatility of market factors fluctuations and correlations between these factors.

In order to comply with IFRS 7.40, we include the following exercise illustrating an estimation of the impact of feasible but reasonable fluctuations of interest rates, swaps yields, foreign exchange rates and foreign exchange volatilities, which are used for valuing Trading and Accrual portfolios. Given that the Bank’s portfolio includes positions denominated in local nominal and real interest rates, these fluctuations must be aligned with extreme but realistic Chilean inflation changes forecasts. The exercise is implemented in a very straightforward way: trading portfolios impacts are estimated by multiplying DV01s by expected interest rates shifts; accrual portfolios impacts are computed by multiplying cumulative gaps by forward interest rates fluctuations modeled. It is relevant to note that the methodology might miss some portion of the interest rates convexity since it is not properly captured when material fluctuations are modeled; additionally, neither convexity nor prepayments behaviors are captured for the accrual portfolio analysis. In any case, given the magnitude of the shifts, the methodology may be accurate enough for the purposes and scope of the analysis.

The following table illustrates the fluctuations modeled and utilized in the stress testing process. Bonds yields, derivatives yields, FX rates and FX CLP/USD volatility are shown for each tenor point. Equity prices fluctuations are not included given that the positions held in the stockbrokerage house (Banchile Corredores de Bolsa SA) are negligible. In fact, equity positions are typically very small given that this legal vehicle is mostly focused on customer driven transactions (brokerage service or equity repo transactions closed with customers).

The directions of these fluctuations were chosen between four scenarios (two positive and two negative economic scenarios) in order to generate the worst impact for the Trading book exposures within the four above mentioned:

Adverse scenario market factors fluctuations
	CLP Derivatives (bps)	CLP Bonds (bps)	CLF Derivatives (bps)	CLF Bonds (bps)	USD Offshore 3m Derivatives (bps)	Spread USD On/Off Derivatives (bps)	Vol FX CLP/USD (%)
3 months	12	22	-465	-468	4	-58	-1.1%
6 months	16	21	-226	-224	8	-46	-1.0%
9 months	19	21	-146	-144	11	-38	-0.6%
1 year	21	22	-139	-137	13	-33	-0.7%
2 years	24	22	-52	-50	22	-19	-2.2%
4 years	25	19	-36	-33	31	-19	—
6 years	25	19	-31	-27	33	-19	—
10 years	26	19	-19	-12	35	-21	—
16 years	26	19	-20	-8	35	-22	—
20 years	26	19	-21	-6	35	-22	—

bps = basis points

The exercise is implemented utilizing the following assumptions: the impacts for the Trading portfolios are estimated by multiplying the Greek numbers (FX Delta, DV01s,Vegas) by the expected fluctuation of the foreign exchange rates, interest rates or volatility, respectively; the impacts for the Accrual Book are estimated by multiplying the cumulative gaps by the forward interest rate fluctuations. This methodology may have some limitations, given that convexity is not captured for Trading positions and neither convexity nor prepayments are considered for the Accrual portfolio. However, given the magnitude of the shifts modelled, the current methodology is suitable for the purposes of this analysis

The impact on the Trading book as of December 31, 2017 is illustrated below:

Potential P&L Impact Trading Book (MCh$)

CLP Interest Rate		(2,754)
Derivatives	(529)
Debt instruments	(2,225)
CLF Interest Rate		1,498
Derivatives	(1,819)
Debt instruments	3,317
Interest rate offshore		(482)
Domestic/offshore interest rate spread		979

Interest rate		(759)
Foreign Exchange		(128)
Options		222

Total		(665)

The scenario modeled would generate losses in the Trading book up to MCh$665 or approximately US$1.1 million. In any case, these fluctuations would not result in material losses compared to the Tier-1 Capital base or to the P&L estimation for the next 12 months.

The impact of such fluctuations in the Accrual portfolio for the next 12 months as of December 31, 2017, which is not necessarily a gain/loss but greater/lower net revenue from funds (resulting in net interest rate generation), is illustrated below:

12-Months NRFF(*) IMPACT
ACCRUAL BOOK (MCh$)

Impact due to inter-banking yield curve (swap yield) shock	(151,983)
Impact due to spreads shock	28,742

Higher / (Lower) NRFF	(123,241)

(*) Net revenues from funds

The adverse impact in the Accrual book would be the result of a severe drop of the local inflation, especially in the next 3 months. The lower net revenues from funds in the following 12 months would reach Ch$123 billion, which is still much lower than the current annual 12-month rolling P&L generation (slightly above one fifth of this number).

The following table illustrates the changes in the fair value of the Available-for-Sale portfolio, as of December 31, 2017, as the result of the stress testing assumptions shown above. If these changes occur, they will be recorded as Other Comprehensive Income, a component of the shareholder’s Equity, and not as current earnings in the P&L statement:

Potential Available-for-Sale Portfolio OCI Impact
Currency	DV01(+1 bp) (US$)	Impact due to interest rate changes (MCh$)
CLP	(228,868)	(5,009)
CLF	(117,362)	(6,740)
USD	(59,072)	(3,199)

Total		(14,948)

(4)   Capital Requirements and Capital Management:

The principal objectives of the Bank’s capital management are to ensure compliance with regulatory requirements and to maintain sound credit ratings and capital ratios. During 2017, the Bank has successfully met the required capital requirements.

As part of its Capital Management Policy, the Bank has established capital adequacy alerts, which are stricter than those required by the regulator, which are monitored on a monthly basis. During 2017, none of the internal alerts defined in the Capital Management Policy were activated.

The Bank manages capital by making adjustments in light of changes in economic conditions and the risk characteristics of its business. For this purpose, the Bank may modify the amount of dividend payments to its shareholders or issue equity instruments. The capital adequacy of the Bank is monitored using, among other measures, the indexes and rules established by the SBIF.

Regulatory Capital

According to the Chilean Banking Law, banks must comply with a minimum Regulatory Capital ratio of 8%. Therefore, the Bank must maintain a minimum Regulatory Capital that cannot be lower than 8% of the RAAP assets. Additionally, the Bank must comply with a minimum capital to total assets ratio: the law establishes that banks must maintain a minimum Basic Capital that cannot be lower than the 3% of total assets. Due to the merger of Banco de Chile and Citibank Chile in 2008, the SBIF in its resolution No. 209 of December 26, 2007, established that the entity must maintain a Regulatory Capital not less than 10%. Thus, the regulator upheld the validity of a minimum of 10%, which was set in December 2001 to authorize the merger of Banco Edwards and Banco de Chile.

Both ratios are computed according the international standards; assets are risk weighted, for reporting purposes, according to SBIF instructions which are adopted from BIS guidelines. For derivatives, the risk weighting process is applied over the “loan equivalent” of each derivative transaction. The loan equivalent is the sum of the current value of the transaction, if positive, and the maximum exposure the Bank may face in the future, along the life of the transaction, considering the increase in value of it due to market factor fluctuations including some confidence level. The loan equivalent is expressed as a percentage of the notional amount of the transaction, being these percentages much larger for FX transactions than for interest rate swaps or for longer tenors than for shorter ones.

The risk weighted assets and Basic Capital ratio and Regulatory Capital ratio, as of the end of year 2016 and 2017, were:

	Consolidated assets		Risk-weighted assets
	2016	2017	2016	2017
	MCh$	MCh$	MCh$	MCh$
Balance sheet assets (net of provisions)
Cash and due from banks	1,408,167	1,057,393	21,940	5,699
Transactions in the course of collection	206,972	255,968	53,126	95,210
Financial Assets held-for-trading	1,379,958	1,538,578	211,762	148,641
Cash collateral on securities borrowed and reverse repurchase agreements	55,703	91,641	55,703	91,641
Derivative instruments	939,649	1,247,941	703,211	927,837
Loans and advances to banks	1,173,187	760,021	305,934	312,806
Loans to customers, net	24,843,655	24,955,692	22,024,193	21,908,281
Financial assets available-for-sale	374,470	1,526,315	199,860	325,209
Financial assets held-to-maturity	—	—	—	—
Investments in other companies	30,314	35,771	32,588	38,041
Intangible assets	65,036	72,455	29,341	39,045
Property and equipment	219,082	216,259	219,082	216,259
Investment properties	14,674	14,306	—	—
Current tax assets	6,657	23,032	679	2,303
Deferred tax assets	176,923	161,265	30,603	26,740
Other assets	462,857	604,800	462,185	547,974

Subtotal			24,350,207	24,685,686

Off-balance-sheet assets
Contingent loans	4,154,890	3,972,260	2,491,879	2,382,653

Total risk-weighted assets			26,842,086	27,068,339

	As of December 31, 2016		As of December 31, 2017
	MCh$	%	MCh$	%
TIER 1 Capital (*)	2,887,410	8.09	3,105,714	8.39
TIER 2 Equity	3,729,427	13.89	3,934,727	14.54

(*)   TIER 1 Capital corresponds to equity attributable to equity holders in the Statement of Consolidated Financial Position

It should be noted that the new Ley General de Bancos (the “Chilean General Banking Law”) is in the legislative process, which, among other aspects, introduces changes in capital adequacy matters, aligning itself with the most recent criteria and recommendations made by the Basel Committee.